UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Patrick W. Dennis, Esq. Assistant Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	March 31, 2015

Item 1.	Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2015 (UNAUDITED)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (19.9% of Net Assets)

$1,150,000	A Voce CLO, Ltd., (14-1A-A1B), (144A), 1.713%, due 07/15/26(1)(2)	$1,146,944
927,500	AABS, Ltd., (13-1-B), 6.875%, due 01/10/38(1)	946,077
1,150,000	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	1,150,011
1,121,221	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	1,121,231
603,994	AMUR Finance I LLC, (14-1), 11%, due 11/21/17	603,999
1,200,000	Babson CLO, Ltd., (13-IA-A), (144A), 1.357%, due 04/20/25(1)(2)	1,186,913
1,150,000	Babson CLO, Ltd., (14-IA-A1), (144A), 1.747%, due 07/20/25(1)(2)	1,150,515
1,130,250	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.044%, due 12/25/33(1)(2)	1,096,393
894,822	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.534%, due 04/25/34(1)(2)	859,305
859,361	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.604%, due 08/25/34(1)(2)	821,555
415,325	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.544%, due 01/25/35(1)(2)	386,129
1,208,291	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.404%, due 12/25/36(1)(2)	1,063,381
593,356	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.414%, due 07/25/37(1)(2)	510,880
1,100,000	Betony CLO, Ltd., (15-1A-A), 1.772%, due 04/15/27(1)	1,100,534
600,000	Blue Hill CLO, Ltd., (13-1A-C1), (144A), 3.253%, due 01/15/26(1)(2)	595,290
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.433%, due 02/25/35(1)	2,259,512
1,155,402	CIT Education Loan Trust, (07-1-A), (144A), 0.357%, due 03/25/42(1)(2)	1,108,261
1,140,000	Dryden Senior Loan Fund, (15-37A A), (144A), 1.816%, due 04/15/27(1)(2)	1,141,091
1,150,000	Dryden XXVI Senior Loan Fund, (13-26A-A), (144A), 1.353%, due 07/15/25(1)(2)	1,136,302
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 0.974%, due 04/26/32(1)(2)	1,256,574
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.106%, due 10/25/35(1)(2)	678,407
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.521%, due 03/25/36(1)(2)	1,542,088
2,573,745	GCO Education Loan Funding Trust, (06-2AR-A1RN), (144A), 0.824%, due 08/27/46(1)(2)	2,466,095
393,234	GE Business Loan Trust, (03-2A-A), (144A), 0.545%, due 11/15/31(1)(2)	378,923
179,903	GE Business Loan Trust, (04-1-A), (144A), 0.465%, due 05/15/32(1)(2)	174,864
215,634	GE Business Loan Trust, (04-2A-A), (144A), 0.395%, due 12/15/32(1)(2)	210,438
530,947	GE Business Loan Trust, (05-1A-A3), (144A), 0.425%, due 06/15/33(1)(2)	515,168
540,647	GE Business Loan Trust, (05-2A-A), (144A), 0.415%, due 11/15/33(1)(2)	522,561
620,667	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29(2)	619,465
407,421	Goal Capital Funding Trust, (06-1-B), 0.712%, due 08/25/42(1)	375,569
1,200,000	GoldenTree Loan Opportunities VIII, Ltd., (14-8A-A), (144A), 1.707%, due 04/19/26(1)(2)	1,197,080
545,381	Higher Education Funding I, (14-1-A), (144A), 1.311%, due 05/25/34(1)(2)	552,284
270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 1.757%, due 04/18/26(1)(2)	269,422
869,430	KKR Financial CLO, Ltd., (05-1A-B), (144A), 0.706%, due 04/26/17(1)(2)	869,405
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21(2)	519,607
1,019,859	MAPS CLO Fund II, Ltd., (07-2A-A1), (144A), 0.497%, due 07/20/22(1)(2)	1,012,054
150,000	National Collegiate Master Student Loan Trust I, (02-2-AR10), (144A), 3.674%, due 11/01/42(1)(2)	150,028
646,003	National Collegiate Student Loan Trust, (06-3-A3), 0.324%, due 10/25/27(1)	639,516
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.121%, due 11/25/43(1)(2)	579,460
1,200,000	Nomad CLO, Ltd., (13-1A-A1), (144A), 1.453%, due 01/15/25(1)(2)	1,185,848
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.156%, due 10/25/41(1)(3)	2,209,614
570,000	Octagon Investment Partners XVIII, Ltd., (13-1A-B), (144A), 3.007%, due 12/16/24(1)(2)	556,700
718,241	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48(2)	740,995
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.278%, due 03/28/46(1)(2)	1,024,557
574,207	SLC Student Loan Trust, (04-1-B), 0.547%, due 08/15/31(1)	525,877

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$481,079	SLC Student Loan Trust, (05-2-B), 0.551%, due 03/15/40(1)	$435,630
680,666	SLC Student Loan Trust, (06-1-B), 0.481%, due 03/15/39(1)	609,851
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.371%, due 09/15/26(1)(3)	984,380
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 1.021%, due 12/15/25(1)(2)	2,295,321
593,487	SLM Student Loan Trust, (04-2-B), 0.726%, due 07/25/39(1)	545,461
619,743	SLM Student Loan Trust, (05-4-B), 0.436%, due 07/25/40(1)	558,549
673,317	SLM Student Loan Trust, (05-9-B), 0.556%, due 01/25/41(1)	599,349
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.426%, due 01/25/41(1)(3)	1,317,201
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.416%, due 01/25/41(1)	1,311,775
205,557	SLM Student Loan Trust, (07-6-B), 1.106%, due 04/27/43(1)	186,721
150,000	SLM Student Loan Trust, (07-7-B), 1.006%, due 10/25/28(1)	136,254
128,355	SLM Student Loan Trust, (07-8-B), 1.256%, due 04/27/43(1)	120,377
225,000	SLM Student Loan Trust, (08-2-B), 1.456%, due 01/25/29(1)	210,293
225,000	SLM Student Loan Trust, (08-3-B), 1.456%, due 04/25/29(1)	210,328
225,000	SLM Student Loan Trust, (08-4-B), 2.106%, due 04/25/29(1)	219,588
225,000	SLM Student Loan Trust, (08-5-B), 2.106%, due 07/25/29(1)	228,858
225,000	SLM Student Loan Trust, (08-6-B), 2.106%, due 07/25/29(1)	225,746
225,000	SLM Student Loan Trust, (08-7-B), 2.106%, due 07/25/29(1)	226,623
225,000	SLM Student Loan Trust, (08-8-B), 2.506%, due 10/25/29(1)	233,190
225,000	SLM Student Loan Trust, (08-9-B), 2.506%, due 10/25/29(1)(3)	236,578
675,000	Sound Point CLO, Ltd., (12-1A-C), (144A), 3.557%, due 10/20/23(1)(2)	675,784
845,612	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46(2)	1,037,610
488,844	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36(2)	614,307
1,500,000	Student Loan Consolidation Center, (02-2-B2), (144A), 0%, due 07/01/42(1)(2)	1,141,883
700,000	Symphony CLO, Ltd., (12-9A-C), (144A), 3.504%, due 04/16/22(1)(2)	702,579
151,667	TAL Advantage I LLC, (06-1A-NOTE), (144A), 0.366%, due 04/20/21(1)(2)	150,761
528,781	Vermont Student Assistance Corp., (12-1-A), 0.869%, due 07/28/34(1)	526,736
1,250,000	Voya CLO, Ltd., (15-1A-A1), (144A), 1.742%, due 04/18/27(1)(2)(4)	1,248,740

	Total Asset-Backed Securities (Cost: $55,434,958)	57,147,395

	Collateralized Mortgage Obligations (55.4%)

	Commercial Mortgage-Backed Securities — Agency (1.0%)
5,391,822	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-AX), 1.293%, due 01/25/20(I/O)(1)	244,274
13,287,981	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.521%, due 02/25/18(I/O)(1)	511,070
6,367,601	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.082%, due 01/25/19(I/O)(1)	590,073
757,159	Federal National Mortgage Association, (12-M11-FA), 0.624%, due 08/25/19(ACES)(1)	760,372
18,515,871	Government National Mortgage Association, (09-114-IO), 0.18%, due 10/16/49(I/O)(1)	390,352
8,022,875	Government National Mortgage Association, (11-152-IO), 1.161%, due 08/16/51(I/O)(1)	375,431

	Total Commercial Mortgage-Backed Securities — Agency	2,871,572

	Commercial Mortgage-Backed Securities — Non-Agency (3.0%)
1,200,000	Banc of America Commercial Mortgage Trust, (06-5-A4), 5.414%, due 09/10/47	1,248,656
8,426,940	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.203%, due 09/10/45(I/O)(1)(2)	821,302
1,168,151	GE Commercial Mortgage Corp. Trust, (07-C1-A1A), 5.483%, due 12/10/49(1)	1,247,993

See accompanying Notes to Schedule of Investments.

.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities—Non-Agency (Continued)
$1,163,945	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB16-A4), 5.552%, due 05/12/45	$1,207,605
1,152,878	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB17-A4), 5.429%, due 12/12/43	1,206,829
310,496	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.3%, due 08/05/32(2)	324,905
640,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32(2)	706,321
568,514	JPMorgan Chase Commercial Mortgage Securities Trust, (11-C3-A2), (144A), 3.673%, due 02/15/46(2)	583,793
1,200,000	Merrill Lynch Mortgage Trust, (06-C1-A4), 5.659%, due 05/12/39(1)	1,236,066

	Total Commercial Mortgage-Backed Securities—Non-Agency	8,583,470

	Residential Mortgage-Backed Securities—Agency (2.3%)
278,614	Federal Home Loan Mortgage Corp., (1673-SD), 14.845%, due 02/15/24(I/F) (PAC)(1)	355,934
601,608	Federal Home Loan Mortgage Corp., (1760-ZD), 1.61%, due 02/15/24(1)	609,348
235,424	Federal Home Loan Mortgage Corp., (2990-JK), 21.306%, due 03/15/35(I/F)(1)(3)	323,715
5,048,123	Federal Home Loan Mortgage Corp., (3122-SG), 5.456%, due 03/15/36(I/O) (I/F) (TAC) (PAC)(1)(3)	720,351
1,794,344	Federal Home Loan Mortgage Corp., (3239-SI), 6.476%, due 11/15/36(I/O) (I/F) (PAC)(1)(3)	325,685
921,586	Federal Home Loan Mortgage Corp., (3323-SA), 5.936%, due 05/15/37(I/O) (I/F)(1)(3)	101,523
724,794	Federal Home Loan Mortgage Corp., (3459-JS), 6.076%, due 06/15/38(I/O) (I/F)(1)(3)	95,995
3,444,034	Federal Home Loan Mortgage Corp., (4030-HS), 6.436%, due 04/15/42(I/O) (I/F)(1)	635,797
4,908,326	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F)(1)	153,683
632,210	Federal National Mortgage Association, (07-42-SE), 5.936%, due 05/25/37(I/O) (I/F)(1)(3)	89,498
4,634,882	Federal National Mortgage Association, (07-48-SD), 5.926%, due 05/25/37(I/O) (I/F)(1)(3)	603,668
856,090	Federal National Mortgage Association, (09-69-CS), 6.576%, due 09/25/39(I/O) (I/F)(1)(3)	123,342
4,794,435	Government National Mortgage Association, (06-35-SA), 6.424%, due 07/20/36(I/O) (I/F)(1)(3)	876,514
8,470,562	Government National Mortgage Association, (06-61-SA), 4.574%, due 11/20/36(I/O) (I/F) (TAC)(1)(3)	926,302
5,014,039	Government National Mortgage Association, (08-58-TS), 6.224%, due 05/20/38(I/O) (I/F) (TAC)(1)(3)	703,987

	Total Residential Mortgage-Backed Securities—Agency	6,645,342

	Residential Mortgage-Backed Securities—Non-Agency (49.1%)
640,315	ACE Securities Corp., (04-IN1-A1), 0.814%, due 05/25/34(1)	604,027
1,811,437	ACE Securities Corp., (07-ASP1-A2C), 0.434%, due 03/25/37(1)	1,092,477
1,783,178	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.742%, due 08/25/35(1)	747,287
1,029,599	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.079%, due 03/25/36(1)(5)	774,878
1,507,963	Asset-Backed Funding Certificates, (05-HE2-M2), 0.924%, due 06/25/35(1)	1,476,549
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.471%, due 01/25/36(1)	1,302,602
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.441%, due 03/25/36(1)	2,291,700
2,986,724	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.311%, due 12/25/36(1)	2,570,234
1,038,965	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.574%, due 11/25/35(1)(5)	791,576
1,170,303	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	1,180,193
805,896	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36(5)	775,459
657,361	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37(2)	709,999
619,675	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.698%, due 06/27/36(1)(2)	621,565
955,119	BCAP LLC Trust, (11-RR3-1A5), (144A), 2.714%, due 05/27/37(1)(2)	950,982
1,586,299	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37(1)(2)	1,541,033

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$769,277	BCAP LLC Trust, (11-RR4-1A3), (144A), 2.876%, due 03/26/36(1)(2)	$753,175
785,917	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.5%, due 03/26/37(1)(2)	773,420
549,057	BCAP LLC Trust, (11-RR5-2A3), (144A), 2.669%, due 06/26/37(1)(2)	550,345
1,200,000	BCAP LLC Trust, (15-RR4-1A1), (144A), 1.177%, due 09/11/38(1)(2)	1,125,004
1,105,142	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 2.524%, due 10/25/33(1)	1,098,407
1,148,809	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 2.41%, due 10/25/35(1)	1,135,201
1,245,519	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.879%, due 06/25/47(1)(5)	1,125,891
1,279,153	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35(1)	1,290,947
784,247	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.404%, due 04/25/36(1)	714,843
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	474,638
3,100,000	Centex Home Equity Loan Trust, (06-A-AV4), 0.424%, due 06/25/36(1)	2,834,221
1,159,733	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 2.51%, due 10/25/35(1)	1,156,031
3,024,276	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.515%, due 10/25/35(1)(5)	2,582,003
1,500,000	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 0.414%, due 10/25/36(1)	1,455,141
1,911,832	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36(5)	1,754,999
1,117,511	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(5)	995,330
406,532	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	448,999
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(2)	1,209,204
1,407,234	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.074%, due 10/25/47(1)	1,262,279
1,233,968	Countrywide Home Loans, (04-HYB4-B1), 2.484%, due 09/20/34(1)(5)	33,576
56,381,226	Countrywide Home Loans, (06-14-X), 0.283%, due 09/25/36(I/O)(1)	606,436
2,444,204	Countrywide Home Loans, (06-HYB2-1A1), 2.704%, due 04/20/36(1)(5)	1,750,754
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.914%, due 06/25/34(1)	641,938
2,125,602	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36	1,677,008
1,265,449	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(5)	1,044,595
996,159	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	973,714
1,883,672	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 5.236%, due 01/25/36	1,433,875
3,238,502	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 5.501%, due 12/25/36	2,278,626
1,179,311	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 5.505%, due 02/25/37	888,013
1,857,833	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 5.731%, due 03/25/37	1,100,868
3,536,617	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.144%, due 06/25/36(1)(5)	3,061,886
1,470,980	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.364%, due 02/25/37(1)(5)	1,090,616
932,736	Deutsche Mortgage Securities, Inc. REMIC Trust, (10-RS2-A3), (144A), 3.792%, due 06/28/47(1)(2)	936,239
398,268	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36(1)	325,305
1,452,763	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.334%, due 10/25/36(1)	1,064,019
2,015,369	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.384%, due 12/25/37(1)	1,370,135
1,210,495	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.261%, due 12/25/35(1)(5)	1,049,023
958,432	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38(1)(2)	1,014,364
407,344	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38(1)(2)	429,188
562,392	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	624,036
775,146	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26(1)	831,553
478,756	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	507,124
198,474	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28(1)	211,414
536,813	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30(1)	568,726
618,463	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	662,142

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$528,864	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30(1)	$576,345
560,005	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30(1)	615,556
226,009	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29(1)	229,110
2,158,631	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,374,787
1,496,996	GSAMP Trust, (06-FM3-A2C), 0.374%, due 11/25/36(1)	869,520
917,264	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.354%, due 05/25/36(1)(5)	660,057
813,560	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.599%, due 05/25/35(1)	767,878
847,693	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	809,091
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.464%, due 01/25/36(1)	956,940
977,222	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 2.529%, due 10/25/34(1)	938,768
1,380,965	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 4.649%, due 10/25/35(1)(5)	1,181,480
2,468,262	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 3.89%, due 07/25/36(I/O)(1)	68,747
1,474,818	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 4.962%, due 06/25/36(1)	1,144,127
2,109,795	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 2.679%, due 05/25/37(1)(5)	1,654,214
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.364%, due 04/25/37(1)	1,499,684
315,033	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29(1)	323,931
1,024,489	JPMorgan Alternative Loan Trust, (06-A2-5A1), 4.787%, due 05/25/36(1)	777,196
1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 0.401%, due 11/25/36(1)	1,114,781
1,249,433	JPMorgan Mortgage Trust, (04-A6-5A1), 2.518%, due 12/25/34(1)	1,218,591
523,456	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37(5)	425,747
414,233	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40(1)	453,075
1,796,073	Lehman XS Trust, (06-10N-1A3A), 0.384%, due 07/25/46(1)(5)	1,437,108
2,605,703	Lehman XS Trust, (06-12N-A31A), 0.374%, due 08/25/46(1)(5)	2,010,519
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.074%, due 10/25/34(1)	1,623,026
1,665,737	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(5)	1,214,394
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.454%, due 05/25/37(1)	1,343,248
1,084,508	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.304%, due 06/25/37(1)	742,181
2,214,540	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.354%, due 06/25/37(1)	1,455,405
884,847	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.62%, due 08/25/36(1)(5)	821,706
589,339	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	706,780
589,339	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	642,474
445,028	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	482,411
398,745	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	428,416
1,094,557	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.374%, due 06/25/33(1)	1,070,663
124,654	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 0.954%, due 07/25/35(1)	124,839
1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 0.969%, due 07/25/35(1)	1,453,256
1,462,605	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.816%, due 11/25/37(1)(5)	1,119,522
1,588,000	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.454%, due 02/25/36(1)	1,469,161
1,158,616	MortgageIT Trust, (05-5-A1), 0.434%, due 12/25/35(1)	1,024,527
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.424%, due 04/25/37(1)	2,506,902
800,742	New Century Home Equity Loan Trust, (05-3-M1), 0.654%, due 07/25/35(1)	799,235
1,200,000	New Century Home Equity Loan Trust, (05-B-A2D), 0.574%, due 10/25/35(1)	1,106,521
1,953,464	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.632%, due 02/25/36(1)	1,464,687
461,699	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22(1)	396,267
754,986	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31(1)	691,328

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$560,738	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24(1)	$593,641
721,385	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28(1)	776,377
262,132	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	266,705
584,680	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	623,933
632,554	Origen Manufactured Housing Contract Trust, (04-A-M2), 6.64%, due 01/15/35(1)	692,271
521,717	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36(1)	546,477
1,810,000	Park Place Securities, Inc., (05-WCW1-M1), 0.624%, due 09/25/35(1)	1,801,337
422,597	Popular ABS Mortgage Pass-Through Trust, (05-3-AF4), 4.646%, due 07/25/35(1)	425,745
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 4.321%, due 01/25/36	477,466
2,016,702	Residential Accredit Loans, Inc., (05-QA7-A1), 3.176%, due 07/25/35(1)(5)	1,600,895
1,397,755	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.185%, due 07/25/35(1)(5)	1,164,960
1,071,229	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)(5)	960,813
25,944,732	Residential Accredit Loans, Inc., (06-QS11-AV), 0.339%, due 08/25/36(I/O)(1)	369,479
12,560,830	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.746%, due 06/25/36(I/O)(1)	402,656
2,407,223	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(5)	1,989,281
28,615,511	Residential Accredit Loans, Inc., (07-QS2-AV), 0.322%, due 01/25/37(I/O)(1)	401,241
28,599,009	Residential Accredit Loans, Inc., (07-QS3-AV), 0.328%, due 02/25/37(I/O)(1)	468,693
696,602	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)(5)	568,378
4,690,234	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	958,217
79,669,095	Residential Funding Mortgage Securities, (06-S9-AV), 0.314%, due 09/25/36(I/O)(1)	1,034,902
220,101	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	223,812
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.394%, due 01/25/37(1)	2,667,000
963,883	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.534%, due 10/25/35(1)(5)	726,321
888,469	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47(1)(5)	716,388
1,104,835	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.628%, due 08/25/47(1)	978,614
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.604%, due 11/25/35(1)	940,507
140,244	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29(1)	139,324
376,865	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27(1)	391,450
355,930	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32(1)	392,156
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32	948,549
3,060,539	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.324%, due 01/25/37(1)	1,877,852
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.384%, due 01/25/37(1)	565,366
1,500,000	Wells Fargo Home Equity Trust, (06-2-A4), 0.424%, due 07/25/36(1)	1,436,431
1,139,858	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.629%, due 07/25/36(1)(5)	1,105,098
935,446	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.755%, due 04/25/37(1)(5)	918,845
575,620	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	608,525

	Total Residential Mortgage-Backed Securities—Non-Agency	140,899,718

	Total Collateralized Mortgage Obligations (Cost: $140,750,739)	159,000,102

	Bank Loans (0.3%)

	Telecommunications (0.3%)
946,938	Intelsat Jackson Holdings, Ltd. (Luxembourg), Term Loan, 4.279%, due 06/30/19(6)	944,453

	Total Bank Loans (Cost: $946,938)	944,453

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (8.3%)

	Airlines (1.6%)
$446,649	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	$497,737
1,452,468	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,628,580
481,504	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	563,962
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.708%, due 05/15/18(EETC)(1)	984,000
696,640	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	795,040

	Total Airlines	4,469,319

	Banks (2.3%)
2,000,000	Citigroup, Inc., 0.812%, due 08/25/36(1)	1,561,851
1,000,000	HBOS PLC (United Kingdom), (144A), 6%, due 11/01/33(2)	1,170,925
900,000	JPMorgan Chase Capital XXI, 1.205%, due 01/15/87(1)	747,000
1,000,000	JPMorgan Chase Capital XXIII, 1.257%, due 05/15/77(1)	790,000
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(2)	757,325
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21(2)	1,071,749
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	587,653

	Total Banks	6,686,503

	Commercial Services (0.1%)
275,000	Autopistas Metropolitanas de Puerto Rico LLC, (144A), 6.75%, due 06/30/35(2)	230,596

	Diversified Financial Services (0.6%)
2,000,000	General Electric Capital Corp., 0.737%, due 08/15/36(1)	1,746,742

	Electric (0.7%)
1,000,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25(2)	1,054,769
910,965	Mirant Mid-Atlantic LLC, Exchange Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	998,646

	Total Electric	2,053,415

	Engineering & Construction (0.6%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23(2)	786,603
750,000	Sydney Airport Finance Co. Pty, Ltd. (Australia), (144A), 5.125%, due 02/22/21(2)	844,307

	Total Engineering & Construction	1,630,910

	Insurance (0.3%)
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65(1)(2)	750,750

	Pipelines (0.6%)
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16(2)	1,593,750

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,476,652

	REIT (1.0%)
630,000	HCP, Inc., 4.25%, due 11/15/23	663,471
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	791,825
500,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	544,084

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	REIT (Continued)
$950,000	SL Green Realty Corp., 5%, due 08/15/18	$1,025,618

	Total REIT	3,024,998

	Total Corporate Bonds (Cost: $21,536,908)	23,663,635

	Municipal Bonds (2.2%)
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,233,020
750,000	City of Chicago, Illinois, General Obligation Unlimited, 6.05%, due 01/01/29	762,622
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,197,140
1,200,000	Illinois State, Build America Bonds, 6.63%, due 02/01/35	1,371,516
765,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	801,047
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	936,056

	Total Municipal Bonds (Cost: $6,043,854)	6,301,401

	U.S. Treasury Securities (3.5%)
400,000	U.S. Treasury Note, 0.25%, due 05/31/15	400,062
1,140,000	U.S. Treasury Note, 0.25%, due 07/31/15(3)	1,140,624
1,025,000	U.S. Treasury Note, 0.375%, due 06/15/15(3)	1,025,721
3,450,000	U.S. Treasury Note, 0.375%, due 06/30/15	3,452,646
4,040,000	U.S. Treasury Note, 1.875%, due 06/30/15(3)	4,057,675

	Total U.S. Treasury Securities (Cost: $10,077,631)	10,076,728

	Total Fixed Income Securities (Cost: $ 234,791,028) (89.6%)	257,133,714

Number of Shares	Convertible Preferred Stock
	Electric (0.3%)
16,500	AES Corp., $3.375	842,325

	Total Convertible Preferred Stock (Cost: $772,200) (0.3%)	842,325

	Common Stock
	Electric (0.2%)
264	Dynegy, Inc.(7)	8,298
11,293	Mach Gen, LLC(7)(8)	457,366

	Total Electric	465,664

	REIT (1.0%)
134,886	American Capital Agency Corp.	2,877,118

	Total Common Stock (Cost: $ 4,056,275) (1.2%)	3,342,782

Principal Amount	Short-Term Investments
	Discount Notes (1.6%)
$1,410,000	Federal Home Loan Bank Discount Note, 0.01%, due 04/17/15(9)	1,409,983
1,910,000	Federal Home Loan Bank Discount Note, 0.01%, due 05/22/15(9)	1,909,914
1,320,000	Federal Home Loan Bank Discount Note, 0.06%, due 04/07/15(9)	1,319,995

	Total Discount Notes (Cost: $4,639,786)	4,639,892

	Repurchase Agreement (Cost: $16,661,022) (5.8%)
16,661,022	State Street Bank & Trust Company, 0%, due 04/01/15, (collateralized by $17,175,000 Federal National Mortgage Association, 2.08%, due 11/02/22, valued at $16,998,424; Total Amount to be Received Upon Repurchase $16,661,022)	16,661,022

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–MARCH 31, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Short-Term Investments	Value
	U.S. Treasury Security (Cost: $2,006,991) (0.7%)
$2,007,000	U.S. Treasury Bill, 0.03%, due 04/30/15(9)	$2,006,948

	Total Short-Term Investments (Cost: $23,307,799) (8.1%)	23,307,862

	TOTAL INVESTMENTS (Cost: $262,927,302) (99.2%)	284,626,683
	LIABILITIES IN EXCESS OF OTHER ASSETS (0.8%)	2,152,749

	NET ASSETS (100.0%)	$286,779,432

Futures Contracts—Exchange Traded

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUY
117	S&P 500 E-Mini Index Futures	06/19/15	$12,055,680	$50,985

SELL
10	10-Year U.S. Treasury Note Futures	06/19/15	$1,289,063	$(12,598)

Notes to Schedule of Investments:

(1)		Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2015.
(2)		Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2015, the value of these securities amounted to $58,403,580 or 20.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)		All or a portion of this security is segregated to cover open futures contracts, when issued, delayed-delivery or forward commitments.
(4)		This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(5)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(6)		Rate stated is the effective yield.
(7)		Non-income producing security.
(8)		Restricted security (Note 3).
(9)		Rate shown represents yield-to-maturity.
ABS	-	Asset-Backed Securities.
ACES	-	Alternative Credit Enhancement Securities.
CLO	-	Collateralized Loan Obligation.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
PAC	-	Planned Amortization Class.
REIT	-	Real Estate Investment Trust.
TAC	-	Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	March 31, 2015

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	49.1%
Asset-Backed Securities	19.9
U.S. Treasury Securities	3.5
Commercial Mortgage-Backed Securities—Non-Agency	3.0
Banks	2.3
Residential Mortgage-Backed Securities—Agency	2.3
Municipal Bonds	2.2
REIT	2.0
Airlines	1.6
Electric	1.2
Commercial Mortgage-Backed Securities—Agency	1.0
Diversified Financial Services	0.6
Engineering & Construction	0.6
Pipelines	0.6
Real Estate	0.5
Insurance	0.3
Telecommunications	0.3
Commercial Services	0.1
Short-Term Investments	8.1

Total	99.2%

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	March 31, 2015

Note 1 — Security Valuation: Securities and derivative contracts traded on national exchanges, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Securities traded on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Repurchase agreements are priced at cost which approximates market value. Other securities including short-term investments which are traded on the over-the-counter (“OTC”) market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange.

Securities for which market quotations are not readily available, including circumstances under which market quotations are not reflective of a security’s market value, are fair valued by the Advisor as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principals generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized in Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. The value of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. They are categorized in Level 1.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of March 31, 2015 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$54,272,154	$2,875,241	$57,147,395
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities—Agency	—	2,481,220	390,352	2,871,572
Commercial Mortgage-Backed Securities—Non-Agency	—	8,583,470	—	8,583,470
Residential Mortgage-Backed Securities—Agency	—	6,645,342	—	6,645,342
Residential Mortgage-Backed Securities—Non-Agency	—	136,555,771	4,343,947	140,899,718

Total Collateralized Mortgage Obligations	—	154,265,803	4,734,299	159,000,102

Bank Loans*	—	944,453	—	944,453
Corporate Bonds*	—	23,663,635	—	23,663,635
Municipal Bonds	—	6,301,401	—	6,301,401
U.S. Treasury Securities	10,076,728	—	—	10,076,728

Total Fixed Income Securities	10,076,728	239,447,446	7,609,540	257,133,714

Convertible Preferred Stock*	842,325	—	—	842,325
Common Stock*	2,885,416	—	457,366	3,342,782
Short-Term Investments	2,006,948	21,300,914	—	23,307,862

Total Investments	$15,811,417	$260,748,360	$8,066,906	$284,626,683

Asset Derivatives
Futures
Equity Risk	50,985	—	—	50,985

Total	$15,862,402	$260,748,360	$8,066,906	$284,677,668

Liability Derivatives
Futures
Interest Rate Risk	$(12,598)	$—	$—	$(12,598)

Total	$(12,598)	$—	$—	$(12,598)

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2015.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset- Backed Securities	Commercial Mortgage-Backed Securities — Agency	Residential Mortgage-Backed Securities — Non- Agency	Common Stock	Total
Balance as of December 31, 2014	$2,885,325	$419,182	$4,521,389	$536,417	$8,362,313
Accrued Discounts (Premiums)	—	(1,672)	(108,134)	—	(109,806)
Realized Gain (Loss)	—	—	—	—	—
Change in Unrealized Appreciation	67	(27,158)	(102,883)	(79,051)	(209,025)
Purchases	—	—	—	—	—
Sales	(10,151)	—	—	—	(10,151)
Transfers in to Level 3(1)	—	—	33,575	—	33,575
Transfers out of Level 3(1)	—	—	—	—	—

Balance as of March 31, 2015	$2,875,241	$390,352	$4,343,947	$457,366	$8,066,906

Change in Unrealized Appreciation from Investments Still Held at March 31, 2015	$67	$(27,158)	$(102,883)	$(79,051)	(209,025)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2015, are as follows:

Description	Fair Value at March 31, 2015	Valuation Techniques*	Unobservable Input	Range
Asset-Backed Securities	$2,875,241	Third-party Broker	Offered Quotes	$100
Commercial Mortgage-Backed Securities - Agency ((Interest Only, Collateral Strip Rate Securities)	$390,352	Third-party Vendor	Vendor Prices	$2.11
Residential Mortgage-Backed Securities- Non-Agency (Interest Only, Collateral Strip Rate Securities)	$3,385,730	Third-party Vendor	Vendor Prices	$1.08 to 3.21
Residential Mortgage-Backed Securities- Non-Agency (Interest Only Securities)	$958,217	Third-party Vendor	Vendor Prices	$20.43
Common Stock	$457,366	Third-party Vendor	Vendor Prices	$40.5

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the reasonability of third-party brokers and vendor prices.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of the Pricing Committee in accordance with the guidelines established by the Board of Directors and under the general oversight of the Board of Directors. The Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At March 31, 2015, the Fund had the following derivatives grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Asset Derivatives
Futures Contracts	$50,985	$—	$50,985

Total Value	$50,985	$—	$50,985

Liability Derivatives
Futures Contracts	$—	$(12,598)	$(12,598)

Total Value	$—	$(12,598)	$(12,598)

Shares/Units(1)
Futures Contracts	117	10	127

(1)	Amount represents the number of contracts outstanding at the end of the period.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used the S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures during the period to help manage daily liquidity as well as interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2015 are listed in the Fund’s Schedule of Investments

Options: The Fund may purchase and write call and put options on securities, and securities indices. The Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). There were no written option contracts outstanding as of March 31, 2015.

Transactions in written option contracts for the period ended March 31, 2015, were as follows:

	Call Contracts	Call Premiums
Options outstanding at December 31, 2014	28	$61,904
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(28)	(61,904)

Options outstanding at March 31, 2015	—	$—

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss by the Fund upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2015, the Fund did not enter into such agreements.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against this deemed leverage, the Fund segregates cash and/or securities in an amount or value at least equal to the amount of these transactions.

Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of Master Repurchase Agreements (“MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Security Lending: The Fund may lend its portfolio securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend securities any time during the period ended March 31, 2015.

Note 2 — Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At March 31, 2015, net unrealized appreciation on investments for federal income tax purposes was as follows:

Unrealized Appreciation	$24,672,488
Unrealized (Depreciation)	(3,072,256)

Net Unrealized Appreciation	$21,600,232

Cost of Investments for Federal Income Tax Purposes	$263,026,451

Note 3 — Restricted Securities:

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There was one restricted security at March 31, 2015.

	Aggregate Cost	Aggregate Value	Value as a Percentage of Fund’s Net Assets
Total of Restricted Security	$1,195,219	$457,366	0.16%

Note 4 — Recently Issued Accounting Pronouncement

In June 2014, Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a)Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	May 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	May 8, 2015

By (Signature and Title)	/s/ Richard M. Villa

Richard M. Villa Treasurer and Chief Financial Officer

Date	May 8, 2015